UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 21, 2017 (December 15, 2017)

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

00052765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐                 Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐                 Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 15, 2017 the Board of Directors of iCoreConnect Inc. (the “Company”) unanimously approved changing its fiscal year from a fiscal year beginning on July 1 of each year and ending on June 30 of the immediately succeeding year to a fiscal year that begins on January 1 of each year and ends on December 31 of that year. Accordingly, the fiscal year of the Company that began on July 1, 2017 will end on December 31, 2017 and the immediately succeeding fiscal year will begin on January 1, 2018 and end on December 31, 2018. The form on which the report covering the transition period will be the Company’s Form 10-K which the Company will file for the transition period from July 1, 2017 to December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ICORECONNECT INC.
(Registrant)

By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

Dated: December 21, 2017